SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ______________________


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 8, 2005


                               THE GSI GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                                            37-0856587
                         333-43089                       (I.R.S. Employer
                (Commission File Number)                Identification No.)


     1004 E. Illinois Street, Assumption, Illinois                       62510
     (Address  of  Principal Executive Offices)                       (Zip Code)


      Registrant's Telephone Number, Including Area Code:    (217) 226-4421


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM  2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

As discussed in Item 4.02, the previously issued financial statements of The GSI Group, Inc. (the "Company") for the years ended December 31, 2003 and 2002 (and the quarterly periods included therein) should not be relied upon because of errors believed by management of the Company to exist in those financial statements and management's belief that a restatement of those financial statements is likely.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

As of the date of this Current Report on Form 8-K, the Board of Directors and Chief Executive Officer of the Company have become aware of information indicating possible errors in previously issued financial statements and commenced a review of certain of the Company's accounting policies and practices, including among other things accounting policies and practices relating to workers' compensation accrual, inventory, compensation expense related to employee stock purchases and executive compensation.

Based on the preliminary results of its ongoing review, as of the date of this Current Report on Form 8-K, the Company, in consultation with its independent auditors, BKD, LLP, has determined that its previously issued financial statements for the years ended December 31, 2003, 2002 and 2001 (and the quarterly periods included therein) contain certain errors and that certain adjustments may be required to correct such errors. Accordingly, the financial statements referred to in the preceding sentence should not be relied upon until such time as the Company is able to quantify such errors and assess those matters as to which a restatement of its financial statements is needed.

As the Company and BKD, LLP have not yet completed their analyses of all such matters, the Company is currently unable to determine the amount of any required adjustments or the periods affected by such errors with certainty. The Company (in consultation with BKD, LLP) will attempt to conclude these analyses promptly. At the conclusion of its analyses, the Company will determine those matters as to which a restatement of its financial statements is needed for the periods referenced above, although management of the Company believes it is likely that a restatement will be needed.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE  GSI  GROUP,  INC.
                                              (Registrant)


Date:  March  8,  2005          By:   /s/  Russell  C.  Mello
                                    -------------------------
                                Name:  Russell  C.  Mello
                                Title:  Chief  Executive  Officer











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